UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2019
PayPal Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2211 North First Street
San Jose, CA 95131
(Address of principal executive offices)

(408) 967-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting of Stockholders of PayPal Holdings, Inc. (the “Company”) held on May 22, 2019 (the "Annual Meeting"), the stockholders:

1.
Elected the 12 director nominees named in the Company's 2019 Proxy Statement to serve as directors until the Company's 2020 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

2.	Approved the advisory vote on named executive officer compensation;

3.	Ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for the Company’s fiscal year ending December 31, 2019;

4.	Did not approve the stockholder proposal regarding political disclosure; and

5.	Did not approve the stockholder proposal regarding human and indigenous peoples’ rights.

Set forth below are the number of votes cast for or against, the number of abstentions and the number of broker non-votes with respect to each matter presented at the Annual Meeting.

1. Election of Directors.

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Rodney C. Adkins	920,977,136	12,463,929	612,359	119,801,954
Wences Casares	925,729,555	7,742,126	581,743	119,801,954
Jonathan Christodoro	863,346,332	69,929,564	777,528	119,801,954
John J. Donahoe	668,503,451	263,674,147	1,875,826	119,801,954
David W. Dorman	913,329,933	19,496,568	1,226,923	119,801,954
Belinda J. Johnson	932,219,253	1,275,360	558,811	119,801,954
Gail J. McGovern	911,626,064	21,866,677	560,683	119,801,954
Deborah M. Messemer	932,193,273	1,294,975	565,176	119,801,954
David M. Moffett	928,015,275	5,416,909	621,240	119,801,954
Ann M. Sarnoff	931,409,960	1,295,853	1,347,611	119,801,954
Daniel H. Schulman	911,764,482	21,692,088	596,854	119,801,954
Frank D. Yeary	932,000,274	1,427,737	625,413	119,801,954

2. Advisory Vote to Approve Named Executive Officer Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
499,021,009	406,728,930	28,303,485	119,801,954

3. Ratification of Appointment of Independent Auditor.

Votes For	Votes Against	Abstentions
1,041,342,875	11,253,605	1,258,898

4. Stockholder Proposal Regarding Political Disclosure.

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,868,096	844,931,930	11,253,398	119,801,954
.

5. Stockholder Proposal Regarding Human and Indigenous Peoples’ Rights.

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,534,155	848,987,858	17,531,411	119,801,954

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.
(Registrant)

Date: May 24, 2019	/s/ Brian Y. Yamasaki
Name: Brian Y. Yamasaki
Title: Vice President, Corporate Legal and Secretary